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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 14, 2003



                              EDISON SCHOOLS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)



     DELAWARE                      000-27817                      13-3915075
-----------------                ------------                -------------------
 (State or other                 (Commission                    (IRS Employer
  jurisdiction                   File Number)                Identification No.)
of incorporation)



        521 FIFTH AVENUE, 11TH FLOOR
                  NEW YORK, NY                                    10175
   ----------------------------------------                    ----------
   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code
212-419-1600


                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

            Exhibit No.             Description

              99.1                  Press Release Dated May 14, 2003

ITEM 12. OTHER

On May 14, 2003, the Company issued press releases for the third quarter ended March 31, 2003. A copy of the releases is attached as Exhibits __.

The press release contains a reference to EBITDA and provides a reconciliation of EBITDA to Earnings before income taxes on the face of the consolidated statements of operations. EBITDA is used by investors and analysts as an alternative to GAAP measures when evaluating the Company's performance in comparison to other companies. In order to fully assess our financial operating results, management believes that EBITDA is an appropriate measure of evaluating our operating performance, because it eliminates the effects of financing and accounting decisions. This measure is also significant to institutional lenders, and is considered an important internal benchmark of performance by the Company.

     EBITDA, which is earnings before interest, taxes, depreciation, and amortization, is computed by adding back interest expense, income tax expense, depreciation expense, and amortization expense to net earnings as reported or alternatively, as shown in our reconciliation, adding back amortization, depreciation and interest expense to Earnings before income taxes. EBITDA should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the United States. EBITDA, as defined above, may not be comparable to similarly titled measures reported by other companies.

     The press release also contains a reference to "Gross Site Contribution." The Company defines gross site contribution as net revenue less direct site expenses. Gross site contribution is a measurement of ongoing site-level operating performance of the Company's schools, and it serves as a useful operating measurement when evaluating the schools' financial performance. Gross site contribution does not reflect all site-related costs, including depreciation and amortization or interest expense and principal repayment related to site-level investments, or on-site pre-opening expenses, and accordingly gross site contribution does not represent site-level profitability.

     "Gross Site Contribution" should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the United States. "Gross Site Contribution", as defined above, may not be comparable to similarly titled measures reported by other companies.
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 14, 2003

                                          /s/ Laura K. Eshbaugh
                                      -------------------------------
                                              Laura K. Eshbaugh
                                       Executive Vice-President and
                                                  Secretary